Proposed Offering	3 Months Ended
Jun. 30, 2020
Proposed Offering

3. Proposed Offering

Pursuant to the Proposed Offering, the Company intends to offer for sale 50,000,000 units (plus up to an additional 7,500,000 if the underwriter’s over-allotment option is exercised) at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock (such shares of Class A common stock included in the Units being offered, the “Public Shares”), and one-third of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6). No fractional warrants will be issued upon separation of the Units and only whole warrants will trade.